UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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II-VI INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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375 Saxonburg Boulevard

Saxonburg, Pennsylvania 16056

Notice of Annual Meeting of Shareholders

to be held on November 3, 2006

TO THE SHAREHOLDERS OF

II-VI INCORPORATED:

The Annual Meeting of Shareholders of II-VI Incorporated will be held at the offices of the Company, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania, 16056, on Friday, November 3, 2006, at 1:30 p.m. local time to consider and act upon the following matters:

1.	Election of three (3) directors for a term to expire in 2009;

2.	Ratification of the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

The shareholders will also be asked to consider such other matters as may properly come before the meeting.

The Board of Directors has established the close of business on Wednesday, September 6, 2006, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.

IF YOU ARE UNABLE TO ATTEND THE MEETING, WE URGE YOU TO VOTE YOUR PROXY. YOU HAVE THREE VOTING OPTIONS:

•	Over the Internet, which we encourage if you have Internet access, at the address shown on your proxy card;

•	By telephone, through the number shown on your proxy card; or

•	By mail, by completing, signing and returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Robert D. German, Secretary

September 22, 2006

II-VI INCORPORATED

375 Saxonburg Boulevard

Saxonburg, Pennsylvania 16056

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

November 3, 2006

This proxy statement is being furnished to the shareholders of II-VI Incorporated, a Pennsylvania corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the annual meeting of shareholders (the “Annual Meeting”) scheduled to be held on Friday, November 3, 2006, at 1:30 p.m. local time at the offices of the Company, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania, 16056. A shareholder reception will start at 12:45 p.m. local time. This proxy statement was first mailed to shareholders on or about September 22, 2006. A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2006 is being furnished with this proxy statement.

Only shareholders of record as of the close of business on Wednesday, September 6, 2006, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The outstanding capital stock of the Company on that date consisted of 29,213,262 shares of Common Stock, no par value (“Common Stock”), each entitled to one vote per share.

All shares represented by valid proxies received by the Company prior to the Annual Meeting will be voted as specified in the proxy. If no specification is made, the shares will be voted as described below under the caption “Recommendation of the Board of Directors.” Unless otherwise indicated by the shareholder, the proxy card also confers discretionary authority on the Board-appointed proxies to vote the shares represented by the proxy on any matter that is properly presented for action at the Annual Meeting. A shareholder giving a proxy has the power to revoke it any time prior to its exercise by delivering to the Company a written revocation or a duly executed proxy bearing a later date (although no revocation shall be effective until notice thereof has been given to the Secretary of the Company), or by attendance at the meeting and voting his or her shares in person.

Under the Company’s Articles of Incorporation, By-Laws and applicable law, the affirmative vote of shareholders entitled to cast at least a majority of the votes which all shareholders present at the meeting in person or by proxy are entitled to cast generally is required for shareholder approval, including the ratification of the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007. As such, abstentions generally have the effect of a negative vote. Any broker non-votes on a particular matter have no effect since, by definition, they are not entitled to be cast on the matter. With regard to the election of directors, votes may be cast in favor of a candidate or may be withheld. As directors are elected by a plurality, abstentions and broker non-votes have no effect on the election of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company recommends a vote FOR each of the nominees named below for election as director and FOR the ratification of the Board of Directors’ selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2007.

ELECTION OF DIRECTORS

(PROPOSAL 1)

The Company’s By-Laws provide that the Board of Directors shall establish the number of directors which shall be not less than five nor more than nine members. The By-Laws also provide for a board of directors of three classes, each class consisting of as nearly an equal number as practicable, as determined by the Board. At present, the Board of Directors of the Company has determined that the number of directors shall be eight, consisting of two directors in Class Two and three directors in Classes One and Three.

Three directors of Class One are to be elected to hold office for a term of three years, and each until their respective successors are elected and qualified, subject to the right of the shareholders to remove any director as provided in the By-Laws. A vacancy in the office of a director may be filled by the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected by the Board of Directors to fill a vacancy shall serve until his or her successor is elected, or until his or her death, resignation or removal. If the Board of Directors increases the number of directors, any vacancy so created may be filled by the Board of Directors.

The holders of Common Stock have cumulative voting rights in the election of directors. In voting for directors, a shareholder has the right to multiply the total number of shares which the shareholder is entitled to vote by the number of directors to be elected in each class, and to cast the whole number of votes so determined for one nominee in the class or to distribute them among the nominees if more than one nominee is named in such class. The three Class One nominees receiving the greatest number of affirmative votes each will be elected as a Class One director whose term expires in 2009. Unless otherwise indicated by the shareholder, a vote for the nominees of the Board of Directors will give the named proxies discretionary authority to cumulate all votes to which the shareholder is entitled and to allocate them after the total vote counts are available in favor of any one or more of such nominees as the named proxies determine, with a view to maximizing the number of nominees of the Board of Directors who are elected. The effect of cumulation and voting in accordance with that discretionary authority may be to offset the effect of a shareholder having withheld authority to vote for an individual nominee or nominees because the proxies will be able to allocate votes of shareholders who have not withheld authority to vote in any manner they determine among such nominees. If a shareholder desires specifically to allocate votes among one or more nominees, the shareholder should so specify when voting.

The persons named as proxies on the enclosed proxy card were selected by the Board of Directors and have advised the Board of Directors that, unless authority is withheld, they intend to vote the shares represented by them at the Annual Meeting as follows: for the election of Duncan A.J. Morrison, who has served as a director of the Company since 1982, for the election of Marc Y.E. Pelaez, who has served as a director of the Company since 2002 and for the election of Wendy F. DiCicco, who is a first-time nominee of the Board of Directors. Ms. DiCicco was recommended for consideration to the Nominating and Corporate Governance Committee by an independent equity research firm.

The Board of Directors knows of no reason why any nominee for director would be unable to serve as director. If at the time of the Annual Meeting any of the named nominees are unable or unwilling to serve as directors of the Company, the persons named as proxies intend to vote for such substitutes as may be nominated by the Board of Directors.

The following sets forth certain information concerning each nominee for election as a director of the Company and each director whose term of office will continue after the meeting.

Nominees for Class One Directors Whose Terms will Expire in 2009

Duncan A.J. Morrison, 69, has served as a Director of the Company since 1982. In August 2005, Mr. Morrison retired from the position of Chairman of ARRI Canada Ltd., (a developer of cameras and lighting equipment). He had been Chairman of ARRI Canada Ltd. since 2001. Previously, he was President at ARRI Canada Ltd. from 1994 to 2001. He was a Vice President of Corporate Financial Consulting with Seapoint Financial Corporation in Toronto, Canada from 1990 to 1994. From 1987 until 1990, Mr. Morrison was the Chief Financial Officer of the CTV Television Network Ltd. in Toronto, Canada. From 1976 until 1986, Mr. Morrison was the Vice President/Controller of Copperweld Corporation in Pittsburgh, Pennsylvania. He was Vice President, Treasurer and the Comptroller of Kysor Industrial Corporation in Cadillac, Michigan from 1966 to 1976. Mr. Morrison is a director of 5NPlus, Inc., with headquarters in Canada, in which II-VI is a minority stockholder. Mr. Morrison was born in Canada and graduated from Westerveld Business College in London, Ontario, with a B.A. in Accounting.

Marc Y.E. Pelaez, 60, has served as a Director of the Company since 2002. Mr. Pelaez is a Rear Admiral, United States Navy (retired). Rear Admiral Pelaez currently is a private consultant to defense and commercial companies. He was Vice President of Engineering and later Vice President of Business and Technology Development for Newport News Shipbuilding from 1996 until 2001, when it was acquired by Northrop Grumman Corporation. From 1993 to 1996 Rear Admiral Pelaez served as Chief of Naval Research. He served as the Executive Assistant to the Assistant Secretary of the Navy from 1990 to 1993. From 1968 to 1990 he held numerous positions in the United States Navy. He is a graduate of the United States Naval Academy.

First-Time Nominee for Class One Director Whose Term will Expire in 2009

Wendy F. DiCicco, 39, has served as Chief Financial Officer of Kensey Nash Corporation, a publicly traded company, since 1998. From 1996 to 1998 she was Controller of Kensey Nash Corporation. She was an Accounting and Audit Manager with Deloitte & Touche from 1994 to 1996. From 1990 to 1994 she held positions of Staff Accountant and Senior Accountant with Deloitte & Touche. Ms. DiCicco graduated from Philadelphia College of Textiles and Science with a B.S. degree in Accounting. Ms. DiCicco is a Certified Public Accountant in the Commonwealth of Pennsylvania and is a member of the American Institute of Certified Public Accountants, Pennsylvania Institute of Certified Public Accountants and Financial Executives International.

Existing Class Two Directors Whose Terms Expire in 2007

Peter W. Sognefest, 65, has served as a Director of the Company since 1979. Mr. Sognefest is President, Chief Executive Officer and Chairman of Seamoc, Inc. (South East Asia Manufacturing Operations Consultancy, a private consulting firm). From 2002 to 2003 Mr. Sognefest was Vice-Chairman of Xymox Technologies, Inc. From 1996 to 2002, he was President and Chief Executive Officer of Xymox Technologies, Inc. From 1994 until 1996, he was President and Chief Executive Officer of LH Research, Inc. From 1992 until 1994, he was President and Chief Executive Officer of IRT Corporation. Until 1992, Mr. Sognefest was Chairman of Digital Appliance Controls, Inc. (DAC). He founded DAC in 1984 to design, manufacture and market digital appliance controls and sold DAC to Emerson Electric Company in 1991. Mr. Sognefest was previously Vice President and General Manager of the Industrial Electronics Division of Motorola, Inc. from 1982 to 1984, having joined Motorola in 1977. From 1967 to 1977, he was with Essex Group, Inc., a wholly owned subsidiary of United Technologies Corporation, where he held the position of General Manager of Semi-Conductor Operations. Mr. Sognefest holds B.S. and M.S. degrees in Electrical Engineering from the University of Illinois.

Francis J. Kramer, 57, has served as a Director of the Company since 1989. Mr. Kramer has been employed by the Company since 1983 and has been its President and Chief Operating Officer since 1985. Mr. Kramer joined the Company as Vice President and General Manager of Manufacturing and was named Executive Vice President and General Manager of Manufacturing in 1984. Prior to his employment by the Company, Mr. Kramer was the Director of Operations for the Utility Communications Systems Group of Rockwell International Corp. Mr. Kramer graduated from the University of Pittsburgh with a B.S. degree in Industrial Engineering and from Purdue University with an M.S. degree in Industrial Administration.

Existing Class Three Directors Whose Terms Expire in 2008

Carl J. Johnson, 64, a co-founder of the Company in 1971, serves as Chairman, Chief Executive Officer, and Director of the Company. He served as President of the Company from 1971 until 1985, has served as a Director since 1971 and has served as Chairman and Chief Executive Officer since 1985. From 1966 to 1971, Dr. Johnson was Director of Research & Development for Essex International, Inc., an automotive electrical and power distribution products manufacturer. From 1964 to 1966, Dr. Johnson worked at Bell Telephone Laboratories as a member of the technical staff. Dr. Johnson completed his Ph.D. in Electrical Engineering at the University of Illinois. He holds B.S. and M.S. degrees in Electrical Engineering from Purdue University and Massachusetts Institute of Technology (MIT), respectively.

Thomas E. Mistler, 64, has served as a Director of the Company since 1977. Mr. Mistler has been an operating partner for Buckingham Capital Partners (a private investment firm) since 2003. Previously, Mr. Mistler was President, Chief Executive Officer and a Director of ESCO Holding Corp. and Engineered Arresting Systems Corporation (a developer of land-based aircraft arresting systems) from 1999 to 2003. Previously, he was Senior Vice President of Energy Systems Business for Westinghouse Electric Corporation and from 1965 to 1998, Mr. Mistler served in various engineering, marketing and general management capacities with Westinghouse Electric Corporation. He was located in Riyadh from 1981 to 1984 where he served as President of Westinghouse Saudi Arabia Limited. Mr. Mistler graduated from Kansas State University with B.S. and M.S. degrees in Engineering.

Joseph J. Corasanti, 42, has served as Director of the Company since 2002. Mr. Corasanti has served as President and Chief Operating Officer of CONMED Corporation (a medical technology company) since 1999. From 1998 to 1999 he was Executive Vice President/General Manager of CONMED Corporation. He served as General Counsel and Vice President-Legal Affairs for CONMED Corporation from 1993 to 1998. From 1990 to 1993 he was an Associate Attorney with the Los Angeles office of the law firm of Morgan, Wenzel & McNicholas. Mr. Corasanti holds a B.A. degree in Political Science from Hobart College and a J.D. degree from Whittier College School of Law. He is a director of CONMED Corporation.

DIRECTOR INDEPENDENCE AND CORPORATE GOVERNANCE

The Company’s Corporate Governance Guidelines provide that in accordance with II-VI Incorporated’s long-standing policy, a substantial majority of the members of the Company’s Board of Directors must qualify as independent directors. The Company’s Board of Directors has determined that each continuing director and nominee for election as director, other than Carl J. Johnson and Francis J. Kramer, has no material relationship with the Company (other than as director) and is therefore “independent” within the meaning of the current listing standards of Nasdaq. In its annual review of director independence, the Board of Directors considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with the Company. The Board of Directors considers a “material relationship” to be one that impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders. When assessing the “materiality” of a director’s relationship with the Company, the Board of Directors considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Lead Independent Director

The position of Lead Independent Director was created to ensure that the Board of Directors serves in a capacity which is independent of management and that directors have an independent leadership contact. Thomas E. Mistler was appointed by the Board of Directors in 2003 to this position. In general, the major responsibilities of the Lead Independent Director include:

•	Chairing executive sessions conducted at each Board of Directors meeting of the non-management directors

•	Acting as a liaison between the Board of Directors and the Chairman/CEO

•	Supporting the Chairman/CEO in the setting of the agenda for Board of Director meetings, based on input from other directors

•	Chairing meetings of the Board of Directors in the absence of the Chairman/CEO

•	Carrying out other duties as requested by the Nominating and Corporate Governance Committee and the Board of Directors.

Audit Committee Financial Expert

The Board of Directors has determined that at least one member of the Audit Committee, Duncan A.J. Morrison, qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission and that he has the requisite level of financial sophistication required under the listing standards of Nasdaq.

Director Mandatory Retirement

The Board of Directors has adopted a retirement policy for directors. Under this policy, directors may not stand for re-election after age 75. There are no directors retiring under this provision at the Annual Meeting.

Standing Board Limits

Board members are limited to serving on a maximum of three public company boards excluding the Company.

Direct Stock Ownership Program

In order to further align the directors and executive officers interests with those of II-VI Incorporated’s shareholders, the Board of Directors has established a stock ownership program that requires each director and executive officer own a minimum of 200 shares of the stock of the Company. A director who did not comply with this program would not be permitted to stand for re-election. All directors and executive officers currently meet or exceed this program.

Code of Business Conduct and Ethics

The Board of Directors has approved and adopted a Code of Business Conduct and Ethics applicable to all directors, officers, and employees of the Company and its subsidiaries. In addition, the Company has adopted an additional Code of Ethics for Senior Financial Officers. The documents are available on the Company’s website. The Company will promptly disclose on its website (i) any waiver of a director or executive officer’s compliance with the Code of Business Conduct and Ethics, and (ii) any amendments or waiver of the Code of Ethics for Senior Financial Officers.

Executive Sessions of Non-Management Directors

Executive sessions of non-management directors (consisting of all directors other than Dr. Johnson and Mr. Kramer) are regularly scheduled and held at each meeting. The Lead Independent Director presides over these meetings.

Self-Evaluation, Self-Assessment and Director Continuing Education

The Board of Directors has a process whereby the full board and its members are subject to periodic self-evaluation and self-assessment. This process was most recently completed during fiscal year 2006.

The Board of Directors works with management to schedule new-director orientation programs and director continuing education programs. The orientation programs are designed to familiarize new directors with the Company’s businesses, strategies and challenges, and to assist new directors in developing and maintaining skills necessary or appropriate for the performance of their responsibilities. Continuing education programs for board members may include a mix of in-house and third-party presentations and programs.

Communications with Directors

Shareholders wishing to communicate with the Company’s Board of Directors may do so by sending a written communication addressed to the Lead Independent Director or to any member of the Board of Directors individually in care of II-VI Incorporated, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056. Any communication addressed to any director that is received at II-VI Incorporated’s principal executive offices will be delivered or forwarded to the individual director as soon as practical. II-VI Incorporated will forward all communications received from its shareholders that are simply addressed to the Board of Directors to the chairman of the committee of the Board of Directors whose purpose and function is most closely related to the subject matter of the communication.

Nomination of Director Candidates

The Company may consider Director candidates identified by several sources including existing Directors, members of the Company’s management team, shareholders and third-party search firms.

The Company’s By-Laws describe the procedures to be followed by a shareholder in recommending nominees for director. In general, such recommendations can only be made by a shareholder entitled to notice of and to vote at a meeting at which directors are to be elected, must be in writing and must be received by the Chairman of the Company no later than (i) with respect to the election of directors at an annual meeting, 90 days prior to the anniversary date of the prior year’s annual meeting, or (ii) with respect to the election of directors at a special meeting, within 10 days after notice of such meeting is given to shareholders or publicly disseminated.

Furthermore, the recommendation must include certain information regarding the nominating shareholder and the nominee including their relationship and any understanding between such persons regarding such nomination, the shares owned by the nominating shareholder, the number of shares to be voted for such nominee and information concerning such nominee that would be required in a proxy statement filed with the Securities and Exchange Commission.

The Nominating and Corporate Governance Committee considers a variety of factors when determining whether to recommend a nominee for election to the Board of Directors, including those factors set forth in the Company’s Nominating and Corporate Governance Committee Charter. In general, candidates nominated for election or re-election to the Board of Directors should possess the following qualifications:

•	High personal and professional ethics, integrity, practical wisdom and mature judgment;

•	Broad training and experience in policy-making decisions in business;

•	Expertise that is useful to the Company and complementary to the background and experience of other directors;

•	Willingness to devote the amount of time necessary to carry out the duties and responsibilities of Board membership;

•	Commitment to serve on the Board over a period of several years in order to develop knowledge about the Company’s principal operations; and

•	Willingness to represent the best interest of all shareholders and objectively appraise management performance.

Potential candidates are screened and interviewed by the Nominating and Corporate Governance Committee of the Board of Directors. All members of the Board of Directors may interview the final candidates. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by shareholders.

Director Attendance at Annual Meeting of Shareholders

Directors are expected to attend the Annual Meeting of Shareholders. All of the incumbent directors attended last year’s Annual Meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Company’s Board of Directors held four (4) meetings during the fiscal year ended June 30, 2006. Each director attended at least 75% of the meetings of the Board of Directors and any committee of which he is a member.

Directors who are not also employees of the Company receive an annual retainer of $15,000 and a fee of $1,250 per day for attending meetings of the Board of Directors, plus reimbursement of expenses. Some of the meetings of the Board of Directors are held over a two-day period. In addition, eligible nonemployee directors may receive a grant of options to purchase shares of Common Stock at the fair market value of such Common Stock on the date of grant.

The Board of Directors has three standing Committees: Audit; Compensation; and Nominating and Corporate Governance. The Chairman of the Audit Committee receives an additional annual retainer of $4,000. The Lead Independent Director receives an additional annual retainer of $1,500. Non-employee directors of the Board of Directors are paid $850 for attendance at Board Committee meetings if held on a day other than a day on which a Board meeting is held, plus reimbursement of expenses.

The Board of Directors has the authority to hire independent advisors to help fulfill its duties.

Audit Committee

The Board has an Audit Committee of independent, non-management directors currently consisting of Duncan A.J. Morrison (Chairman), Joseph J. Corasanti and Thomas E. Mistler. The Audit Committee’s duties, in accordance with its written Audit Committee Charter (which is available on the Company’s website), include monitoring performance of the Company’s business plan, reviewing the Company’s internal accounting methods and procedures and reviewing certain business strategies. The Audit Committee has the authority to hire independent advisors to help fulfill its duties. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters. The Board of Directors has determined that Duncan A.J. Morrison qualifies as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission and has the requisite level of financial sophistication required by the listing standards of Nasdaq. Each member of the Audit Committee is also “independent” as that term is defined under Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended. The Audit Committee met four times in fiscal 2006. If elected, it is the intention of the Board to appoint Wendy F. DiCicco to the Audit Committee.

Compensation Committee

The Board has a Compensation Committee, comprised of independent, non-management directors, which is responsible for determining, in accordance with its written Charter (which is available on the Company’s website), the compensation of the Company’s executive officers and management. The Compensation Committee duties also include administering and interpreting the Company’s 2005 Omnibus Stock Incentive Plan (the “Omnibus Plan”). The duties relating to the Company’s Omnibus Plan include selecting from eligible employees those persons to whom awards will be granted and determining the type of award, the number of shares to be included in each award, any restrictions or exercise for some or all of the shares subject to the award and the award price. The duties under the Company’s Omnibus Plan include proscribing, amending and rescinding rules and regulations relating to the Omnibus Plan; suspending the operation of the Omnibus Plan; and making all other determinations necessary to the administration of the Plan, including the appointment of individuals to facilitate the day-to-day operation thereof. The Compensation Committee has the authority to hire independent advisors to help fulfill its duties. The Compensation Committee is comprised of Peter W. Sognefest (Chairman), Joseph J. Corasanti, Thomas E. Mistler, Duncan A.J. Morrison and Marc Y.E. Pelaez. The Compensation Committee met four times in fiscal 2006.

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee, comprised of independent, non-management directors. The Nominating and Corporate Governance Committee, in accordance with its written Charter (which is available on the Company’s website: www.ii-vi.com), develops and implements policies and processes regarding corporate governance matters, assesses board membership needs and makes recommendations regarding potential director candidates to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to hire independent advisors to help fulfill its duties. The current members of the Nominating and Corporate Governance Committee are Thomas E. Mistler (Chairman), Marc Y.E. Pelaez and Peter W. Sognefest. The Nominating and Corporate Governance Committee met once in fiscal 2006.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth all cash compensation paid by the Company, as well as other compensation paid or accrued, to each of its executive officers (the “Named Executive Officers”) for services rendered in all capacities during the fiscal years ended June 30, 2006, 2005 and 2004:

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus (1)	Securities Underlying Options	All Other Compensation (2) (3)
		($)	($)	(#)	($)
CARL J. JOHNSON— Chairman and Chief Executive Officer	2006 2005 2004	305,000 291,000 276,000	546,000 562,000 851,000	— 44,200 —	266,000 33,000 30,000

FRANCIS J. KRAMER— President and Chief Operating Officer	2006 2005 2004	279,000 267,000 253,000	418,000 433,000 634,000	— 39,000 —	226,000 31,000 28,000

HERMAN E. REEDY— Executive Vice President—Infrared Optics	2006 2005 2004	196,000 189,000 180,000	247,000 260,000 314,000	6,000 10,000 —	26,000 29,000 27,000

JAMES MARTINELLI— Vice President—Government and Military Businesses	2006 2005 2004	167,000 166,000 160,000	102,000 164,000 216,000	6,000 8,000 —	26,000 24,000 15,000

VINCENT D. MATTERA, JR.— Vice President—Compound Semiconductor Group (4)	2006	183,000	229,000	6,000	25,000

CRAIG A. CREATURO— Chief Financial Officer and Treasurer	2006 2005 2004	162,000 134,000 109,000	213,000 213,000 208,000	6,000 20,200 —	100,000 18,000 15,000

(1)	The amounts shown include management bonuses determined at the discretion of the Board of Directors based on the Company’s performance; amounts received under the Bonus Incentive Plan and under the Management-By-Objective Plan for services rendered in the fiscal year; and bonuses deferred under the Deferred Compensation Plan. Under the Bonus Incentive Plan, each participant receives a cash bonus based on a formula percentage of the Company’s operating profits determined annually by the Board of Directors. Partial bonus amounts are paid quarterly based on interim Company performance, and the remainder is paid after fiscal year end and final determination of the applicable percentage by the Board of Directors. Bonus payments are pro-rated according to each participant’s annual base compensation. Under the Company’s Management-By-Objective Plan, a formula percentage of the Company’s operating profits is determined annually by the Board of Directors and awarded to selected employees. These awards are based on graded performance of recipients measured against pre-established goals. Under the Deferred Compensation Plan, eligible participants can elect to defer a percentage of certain bonus compensation.

(2)	Includes payouts under a performance incentive plan established by the Compensation Committee in February 2006 for Dr. Johnson, Mr. Kramer and Mr. Creaturo for the six-month performance period ended June 30, 2006. The awards under this performance incentive plan were made pursuant to the Company’s 2005 Omnibus Stock Incentive Plan and were intended to provide continuing emphasis on specified financial performance goals that the Committee considered to be important contributors to long-term shareholder value. Payouts under the award would only occur if the Company achieved specified levels of revenues and cash flows from operations for the performance period. Payouts made pursuant to these awards consisted of the issuance of shares of common stock to Dr. Johnson, Mr. Kramer and Mr. Creaturo valued at $236,000, $197,000 and $79,000, respectively, based on the fair market values on the date of issuance.

(3)	Amounts shown include (i) performance share awards discussed in footnote (2) above, (ii) premiums paid for life and disability insurance for all Named Executive Officers and (iii) payments made pursuant to the Company’s Profit Sharing Plan, which is qualified under Section 401 of the Internal Revenue Code of 1986, as amended.

(4)	Dr. Mattera became an executive officer of the Company in November 2005.

Option Plan

The Company’s Board of Directors and shareholders in 2005 adopted the II-VI Incorporated 2005 Omnibus Incentive Plan. The Plan currently provides for the issuance of up to 1,800,000 shares of the Company’s Common Stock. As of June 30, 2006, approximately 450 officers and employees of the Company were eligible for consideration to receive incentive awards under the Plan.

The following table sets forth information with respect to each of the Company’s Named Executive Officers concerning the exercise of options during fiscal 2006 and exercisable and unexercised options held as of June 30, 2006:

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End	Value of Unexercised In-the-Money Options at Fiscal Year End
Name			Exercisable/Unexercisable	Exercisable/Unexercisable (1)
	(#)	($)	(#)	($)
CARL J. JOHNSON	16,000	208,880	66,840/43,360	808,976/110,704
FRANCIS J. KRAMER	16,000	263,927	65,800/39,200	808,976/110,704
HERMAN E. REEDY	—	—	17,200/18,800	170,560/72,500
JAMES MARTINELLI	21,000	301,044	39,800/17,200	506,642/70,228
VINCENT D. MATTERA, JR.	—	—	24,400/53,600	104,840/168,620
CRAIG A. CREATURO	—	—	17,240/26,960	149,960/72,500

(1)	Calculated on the basis of the fair market value of the underlying securities at fiscal year end, minus the exercise price.

The following table sets forth information with respect to each of the Company’s named Executive Officers granted in the last fiscal year.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price per Share	Expiration Date
Name					5%	10%
	(#)				($)	($)
HERMAN E. REEDY	6,000	2%	$17.59	Sept 2015	$66,000	$168,000

JAMES MARTINELLI	6,000	2%	$17.59	Sept 2015	$66,000	$168,000

VINCENT D. MATTERA, JR.	6,000	2%	$17.59	Sept 2015	$66,000	$168,000

CRAIG A. CREATURO	6,000	2%	$17.59	Sept 2015	$66,000	$168,000

Employment Agreements

Carl J. Johnson, Francis J. Kramer, Herman E. Reedy and Vincent D. Mattera, Jr. have employment agreements with the Company, terminable by either party on thirty days’ prior written notice, which contain, among other matters, provisions for payment of compensation and benefits in the discretion of the Company, and agreements regarding confidentiality, non-competition and assignment of inventions. The employment agreements also provide that in the event the employee is terminated by the Company for any reason except for fraud, theft, embezzlement or any other dishonest act, the employee will continue to receive his base salary at the time of termination for up to nine months after the date of termination.

Report of the Compensation Committee

The Compensation Committee has the responsibility of recommending to the Board of Directors appropriate salaries and bonuses for all executive officers and senior management of the Company. The Compensation Committee has the responsibility of granting stock options to eligible employees including the executive officers. The committee is comprised of all of the non-management directors of the Company.

Compensation Philosophy

•	To link the interests of executives and managers to the interests of shareholders and other potential investors.

•	To provide incentives for working toward increasing short-term and long-term shareholder value through growth-driven financial compensation.

•	To provide incentives for innovation, quality management, responsiveness to customer needs, environmental, health and safety performance and an action-oriented approach to opportunities in the marketplace.

•	To attract and retain individuals with the leadership and technical skills required to carry the Company into the future, and to grow the business.

•	To provide compensation in a manner that allows for shared risks by the executives and managers but also the potential for shared rewards.

Executive Compensation

The Company uses a three-pronged approach to its executive compensation program: 1) base salary; 2) potential for cash bonuses; and 3) equity-based compensation. The Company’s compensation plans tie a significant portion of executive compensation to performance goals. In fact, executive officers have a significant portion of their compensation package “at-risk,” which means it is not guaranteed but rather is received through cash bonuses or equity-based compensation based on the Company’s performance. In the aggregate, 64%, 61% and 69% of the executive officer’s compensation for fiscal 2006, 2005 and 2004, respectively, came from at-risk incentive directly related to Company performance. During the course of each year, the Committee meets with the Chief Executive Officer and Chief Operating Officer of the Company to review recommendations on changes, if any, in the base salary of each executive officer. Based on the Committee’s judgment and knowledge of salary practices, national surveys and an individual’s performance and contribution to the Company, the Committee modifies or approves such recommendations.

Base Salary:    The Company sets base salary levels for executive officers and senior management each year based on a number of factors, including the status of the competitive marketplace for such positions, the responsibilities of the position, the experience of the individual, the individual’s performance during the past year, and equity in relationship to other positions within the Company.

Cash Bonuses:    The Company awards cash bonuses under a Bonus Incentive Plan which is based on a formula percentage of the Company’s profits determined annually by the Board of Directors. The Company also awards cash bonuses under a Management-By-Objective Plan which is based on a formula percentage of operating profits, determined annually by the Board, based on achievement of certain strategic objectives integral to the annual operating plan. Finally, cash bonuses may be awarded at the discretion of the Compensation Committee based on achievement of pre-determined goals or other factors.

Equity-based Compensation:    The Company has an Omnibus Incentive Plan covering employees, including executive officers, and awards under this plan are made by the Compensation Committee. Periodically, the Compensation Committee may consider granting executive officers and senior management of the Company awards under the plan. The equity-based compensation may consist of stock options, restricted shares, deferred shares, stock appreciation rights and performance shares. These awards are designed to align the interests of the Company’s shareholders and to motivate the Company’s executive officers and senior management to remain focused on the overall long-term performance of the Company.

Chief Executive Officer and Chief Operating Officer

In setting compensation for the Chief Executive Officer and Chief Operating Officer, the Compensation Committee considers objective criteria including performance of the business, accomplishments of long-term strategic goals and the development of management. The Compensation Committee considers the Company’s revenue and earnings growth to be the most important factors in determining the Chief Executive Officer’s and Chief Operating Officer’s compensation package. Along with the financial performance factors, the Compensation Committee also considers achievement of long-term strategic goals, including enhancing the Company’s reputation among both its customer and investor bases during the year, and the market base salary of comparable positions. The base salary has normally been 75-80% of the market base salary due to the “at risk” portion of the compensation mentioned earlier.

The following is the Chief Executive Officer’s Compensation Tally sheet for the fiscal year ended June 30, 2006.

Component	Amount Earned / Granted	Description
Base Salary	Current figure: $305,000	Dr. Johnson received a salary increase of 5% on October 1, 2005 based upon his individual performance during the prior 12 months.

Annual Incentive	Target: $504,000 Actual earned: $497,000

Dr. Johnson received $56,000 under the Company’s Bonus Incentive Plan based on a formula percentage of the Company’s profits determined by the Board of Directors.

Mr. Johnson received $441,000 under a discretionary bonus program linked to revenues and earnings per share.

Performance Shares	Minimum: 0 Target: 8,400 Maximum: 12,600 Actual earned: 11,198 Grant value: $205,000	Dr. Johnson was granted Performance Shares under the Company’s 2005 Omnibus Incentive Plan (the “Plan”). The awards establish specific revenue and cash flows from operations performance goals for the six month period ended June 30, 2006. Dr. Johnson earned 133% of the combined targets.

Component	Amount Earned / Granted	Description
Deferred Compensation	Current year deferral: $49,000 Accumulated deferral: $392,600	Under the Deferred Compensation Plan (the “Plan”), eligible participants can elect to defer up to 100% of certain bonus compensation into an account that will be credited with earnings at the same rate as one or more investments chosen by the participant, which are similar to the investment funds under the Company’s 401(k) plan. The Company does not make any matching contributions to the Plan

Other Compensation	401(k) matching contributions and discretionary profit sharing contribution: $28,000 Group-term life insurance premiums in excess of minimum coverage: $2,000	The Company makes a matching contribution to the 401(k) Plan based upon the employee’s deferred savings up to a maximum of 4% of the participant compensation. In addition, the Company may make an additional profit sharing contribution to the Plan out of earnings, determined by the Board of Directors.

Severance (Termination scenario under “for cause” and “not for cause”)	—	Estimated payout amounts for cash, equity and benefits under different scenarios: For cause—$0, not for cause—$229,000

Total Package	$1,086,000

Deductibility of Executive Compensation

The Compensation Committee believes that the compensation program for executive officers should be structured in a manner that would permit deductibility under the Internal Revenue Code. It also realizes that the evaluation of the overall performance of executive officers cannot be reduced in all cases to a fixed formula. There may be situations in which the prudent use of discretion in determining pay levels is in the best interest of the Company and its constituencies. In some situations where discretion is used, compensation may not be fully deductible. However, the Compensation Committee does not believe that such loss of deductibility would have a material impact on the financial condition of the Company.

Compensation Committee

Peter W. Sognefest, Chairman

Joseph J. Corasanti

Thomas E. Mistler

Duncan A.J. Morrison

Marc Y.E. Pelaez

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2006, included in the Company’s Annual Report on Form 10-K. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Membership and Role of Audit Committee

Each of the members of the Audit Committee is independent as defined under the Nasdaq’s listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors.

Review with Management

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit reports prepared by the independent registered public accounting firm about the Company’s annual report, as well as related matters such as the quality of the Company’s accounting principles, alternative methods of accounting under GAAP and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

The Audit Committee reviewed management’s report on internal control over financial reporting, required under Section 404 of the Sarbanes-Oxley Act of 2002 and related rules. As part of this review, the Audit Committee reviewed the bases for management’s conclusions in that report and the report of the independent registered public accounting firm on internal control over financial reporting. Throughout the fiscal year ended June 30, 2006, the Audit Committee reviewed management’s plan for documenting and testing controls, the results of their documentation and testing, any deficiencies discovered and the resulting remediation of the deficiencies.

Review and Discussions with Independent Accountants

The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standards No. 1 (which relates to the accountant’s independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP their independence from the Company.

Conclusion

Based on review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006.

Audit Committee

Duncan A.J. Morrison, Chairman

Joseph J. Corasanti

Thomas E. Mistler

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information available to the Company as of August 31, 2006, regarding the ownership of the Company’s Common Stock by (i) each of the Company’s directors and nominees; (ii) each of the Company’s Named Executive Officers; (iii) all executive officers and directors of the Company as a group; and (iv) each person or group known by the Company to beneficially own more than five percent (5%) of the Common Stock.

	Beneficial Ownership of Common Stock (1)
	Shares	Percent
CARL J. JOHNSON (2) c/o II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, Pennsylvania 16056	4,479,369	15.3%
JOSEPH J. CORASANTI (3)	14,560	*
WENDY F. DICICCO	—	*
FRANCIS J. KRAMER (3)	315,904	1.1%
THOMAS E. MISTLER (3) (4) (9)	967,834	3.3%
DUNCAN A.J. MORRISON (3) (5)	52,040	*
MARC Y.E. PELAEZ (3)	14,360	*
PETER W. SOGNEFEST (3) (6)	24,496	*
HERMAN E. REEDY (7)	72,560	*
JAMES MARTINELLI (7) (8)	107,880	*
CRAIG A. CREATURO (7) (9)	30,243	*
VINCENT D. MATTERA, JR. (7)	26,400	*
LORD, ABBETT & CO. LLC (11) 90 HUDSON STREET JERSEY CITY, NJ 07302	2,660,109	9.1%
BABSON CAPITAL MANAGEMENT LLC (12) 470 ATLANTIC AVENUE BOSTON, MA 02210-2208	2,020,574	6.9%
ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (TWELVE PERSONS) (2)-(10)	6,105,646	20.9%

*	Less than 1%

(1)	Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned, subject to the information contained in the footnotes to the table.

(2)	Includes 3,626,302 shares of Common Stock over which Dr. Johnson has sole voting and investment power, 73,640 shares subject to stock options held by Dr. Johnson and exercisable within 60 days of August 31, 2006, and 290,907 shares in a charitable trust over which Dr. Johnson has shared voting and investment power. Also includes 488,520 shares held by Dr. Johnson’s wife, as to which shares he disclaims beneficial ownership.

(3)	Includes 14,160 shares subject to stock options held by Mr. Corasanti, 72,600 shares subject to stock options held by Mr. Kramer, 13,200 shares subject to stock options held by Mr. Mistler, 13,200 shares subject to stock options held by Mr. Morrison, 14,160 shares subject to stock options held by Rear Admiral Pelaez and 13,200 shares subject to stock options held by Mr. Sognefest and exercisable within 60 days of August 31, 2006.

(4)	Includes 204,748 shares held in trust and 749,886 shares held in limited partnerships in which Mr. Mistler is a general partner.

(5)	Includes 3,000 shares held by Mr. Morrison’s wife, as to which shares he disclaims beneficial ownership.

(6)	Includes 1,160 shares held by Mr. Sognefest’s son, as to which shares he disclaims beneficial ownership.

(7)	Includes 21,600 shares, 43,800 shares 26,400 shares and 21,640 shares subject to stock options held by Messrs. Reedy, Martinelli, Mattera, and Creaturo, respectively, and exercisable within 60 days of August 31, 2006.

(8)	Includes 5,600 shares over which Mr. Martinelli has shared voting and investment power.

(9)	Includes 400 shares over which Mr. Creaturo has shares voting and investment power.

(10)	Includes 327,600 shares subject to stock options held by executive officers and directors as a group and exercisable within 60 days of August 31, 2006.

(11)	Based on its Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006, Lord, Abbett & Co. LLC, a registered investment advisor, reports sole voting and dispositive power over 2,660,109 shares of Common Stock. Such shares are owned by various investment companies, trusts and accounts to which Lord, Abbett & Co. LLC provides investment advice.

(12)	Based on its Schedule 13G filed with the Securities and Exchange Commission on January 27, 2006, Babson Capital Management LLC, a registered investment advisor, reports sole voting and dispositive power over 2,020,574 shares of Common Stock. Such shares are owned by various investment companies, trusts and accounts to which Babson Capital Management LLC provides investment advice.

PERFORMANCE GRAPH

The following graph compares cumulative total stockholder return on the Company’s Common Stock with the cumulative total shareholder return of the companies listed in the Nasdaq Market Index and with a peer group of companies constructed by the Company for the period from June 30, 2001, through June 30, 2006. The Peer Group includes AXT, Inc., Coherent Inc., Electro Scientific Industries, Inc., Excel Technology Inc. and Rofin-Sinar.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

AMONG THE COMPANY, THE NASDAQ MARKET INDEX AND THE PEER GROUPS

	Base Year 2001	2002	2003	2004	2005	2006
The Company	100.00	84.40	131.89	175.20	210.17	209.14
Peer Group Index	100.00	67.73	63.90	100.52	100.87	142.77
NASDAQ Index	100.00	68.19	75.84	95.48	96.49	102.65

The above graph represents and compares the value, through June 30, 2006, of a hypothetical investment of $100 made at the closing price on June 30, 2001, in each of (i) the Company’s Common Stock, (ii) the Nasdaq Market Index, (iii) the companies comprising the Peer Group and assuming, in each case, the reinvestment of dividends. The cumulative shareholder return through June 30, 2006 indicates that the Company has outperformed the Nasdaq Market Index and the Peer Group.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 2)

Unless otherwise directed by the shareholders, proxies will be voted for the ratification of the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2007. The affirmative vote of the holders of at least a majority of the votes which all shareholders present at the Annual Meeting are entitled to cast is required to ratify such selection. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if such person so desires.

The Company incurred the following fees and expenses for services performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte”) during the fiscal years ended June 30, 2006 and 2005:

	2006	2005
Audit Fees:
Audit of Annual Financial Statements and Interim Reviews	$385,000	$399,500
Audit of Internal Control Over Financial Reporting (1)	368,000	383,500
Audit-Related Fees (2)	6,000	4,000
Tax Fees (3)	23,000	29,000

Total Fees	$782,000	$816,000

(1)	Audit of the effectiveness of the Company’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Fees for professional services relating to an exporter renewal application in fiscal 2006 and fees relating to review of the Company’s Nuclear Regulatory Commission filing in fiscal 2005.

(3)	Tax fees consisted of fees for a cost segregation study and access to tax work papers in fiscal 2006 and fees for tax compliance and consulting services in fiscal 2005.

The Audit Committee pre-approves the retention of the auditors and the auditor’s fees for all audit and non-audit services provided by the auditor, and determines whether the provision of non-audit services is compatible with maintaining the independence of the auditor.

OTHER INFORMATION

The Company will pay the expense in connection with the printing, assembling and mailing to the holders of capital stock of the Company the notice of meeting, this proxy statement and the accompanying form of proxy. In addition to the use of the mails, proxies may be solicited by directors, officers or employees of the Company personally, via the internet or by telephone. The Company may request the persons holding stock in their names, or in the names of their nominees, to send proxy material to and obtain proxies from their principals, and will reimburse such persons for their expense in so doing.

OTHER MATTERS

The Company knows of no other matters to be presented for action at the meeting. However, if any other matters should properly come before the meeting it is intended that votes will be cast pursuant to the proxy in respect thereto in accordance with the best judgment of the persons acting as proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who beneficially own more than ten percent of a class of the Company’s registered equity securities to file with the Securities and Exchange Commission and deliver to the Company initial reports of ownership and reports of changes in ownership of such registered equity securities.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company’s directors, executive officers and more than ten percent shareholders timely filed all reports due under Section 16(a) for the period from July 1, 2005 through June 30, 2006 with the exception of a report by Duncan A.J. Morrison that delinquently reported one open-market stock transaction by one day.

Shareholder Proposals

Proposals by shareholders intended for inclusion in the Company’s proxy statement and form of proxy for the Annual Meeting of the Company expected to be held in November 2007 must be delivered to Robert D. German, Secretary of II-VI Incorporated, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056, by May 28, 2007. Rules under the Securities Exchange Act of 1934, as amended, describe the standards as to the submission of shareholder proposals. Additionally, the Board-appointed proxies will have discretionary authority to vote on any proposals by shareholders that are not intended to be included in the Company’s proxy materials for the 2007 Annual Meeting, but are intended to be presented by the shareholder from the floor, unless notice of the intent to make such proposal is received by Mr. German at the address above on or before August 12, 2007.

FORM 10-K ANNUAL REPORT TO THE SECURITIES

AND EXCHANGE COMMISSION

A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2006, as filed with the Securities and Exchange Commission, is included in the Annual Report to Shareholders which is being furnished with this proxy statement. A shareholder may obtain additional copies of the Form 10-K without charge and a copy of any exhibits thereto upon payment of a reasonable charge limited to the Company’s costs of providing such exhibits by writing to Craig A. Creaturo, Chief Financial Officer and Treasurer of II-VI Incorporated, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056 or by calling (724) 352-4455.

ANNUAL MEETING OF SHAREHOLDERS OF

II-VI INCORPORATED

November 3, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. ELECTION OF CLASS ONE DIRECTORS FOR A TERM EXPIRING IN 2009:					FOR	AGAINST	ABSTAIN

☐	FOR ALL NOMINEES	NOMINEES: O Duncan A.J.Morrison O Marc Y.E. Pelaez O Wendy F. DiCicco		2. Ratification of the Board of Directors’ selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator,

             attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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II-VI INCORPORATED

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF THE COMPANY

PROXY

The undersigned hereby appoints Carl J. Johnson and Thomas E. Mistler or either of them, with power of substitution to each, as proxies to represent and to vote as designated on the reverse all of the shares of Common Stock held of record at the close of business on September 6, 2006 by the undersigned at the annual meeting of shareholders of II-VI Incorporated to be held at the offices of the Company, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania, 16056, on November 3, 2006, and at any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

II-VI INCORPORATED

November 3, 2006

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER ACCOUNT NUMBER
– OR –
TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
– OR –
INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

¯  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ¯

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. ELECTION OF CLASS ONE DIRECTORS FOR A TERM EXPIRING IN 2009:					FOR	AGAINST	ABSTAIN

☐	FOR ALL NOMINEES	NOMINEES: O Duncan A.J. Morrison O Marc Y.E. Pelaez O Wendy F. DiCicco		2. Ratification of the Board of Directors’ selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator,

             attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■